UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54318	98-0573252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 North Main Street, Pennington, NJ	08534-2218
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 3, 2023, OncoSec Medical Incorporated (the “Company”) filed a Certificate of Amendment (the “Certificate”) to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 4,545,455 to 100,000,000 shares (the “Charter Amendment”). The Charter Amendment became effective upon filing the Certificate with the Secretary of State of the State of Nevada.

As disclosed in Item 5.07 of this Current Report on Form 8-K (this “Current Report”), the Charter Amendment was approved by the Company’s stockholders at a special meeting of stockholders held on December 30, 2022 (the “Special Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is filed as Exhibit 3.01 to this Current Report and incorporated in this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 30, 2022, the Company held the Special Meeting in a virtual format. At the Special Meeting, 2,392,143 of the 2,970,515 outstanding shares of Company common stock, or approximately 80.52%, as of the record date, December 1, 2022, were present or represented by proxy. The sole proposal presented to stockholders for approval at the Special Meeting was approval of the Charter Amendment. The final voting results on the proposal presented for stockholder approval at the Special Meeting were as follows:

Proposal: Vote to approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 4,545,455 to 100,000,000 shares:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
2,319,620	59,629	12,894	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

3.1	Certificate of Amendment of the Articles of Incorporation, as amended, of OncoSec Medical Incorporated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2023	OncoSec Medical Incorporated

	By:	/s/ Robert H. Arch
	Name:	Robert H. Arch
	Title:	President and Chief Executive Officer